Avid Business Update August 2015

2 Safe Harbor & Non-GAAP Measures The information provided in this presentation including the tables attached hereto include forward-looking statements that involve risks and uncertainties, including projections and statements about our anticipated plans, objectives, expectations and intentions. Such statements include, without limitation, statements regarding our financial statements or other information included herein based upon or otherwise incorporating judgments or estimates relating to future performance such as future operating expenses; earnings; bookings; backlog; revenue backlog conversion rate; product mix and free cash flow; our cost savings initiatives and transformation; our future strategy and business plans; our product plans, including products under development, such as cloud and subscription based offerings; our liquidity and ability to raise capital; the anticipated benefits of the Orad acquisition, including estimated synergies, and the effects of the transaction, including effects on future financial and operating results; and our liquidity. These forward-looking statements are based on current expectations as of August 25, 2015 and subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to the effect on our sales, operations and financial performance resulting from: our liquidity; our ability to execute our strategic plan, including cost savings initiatives, and meet customer needs; our ability to retain and hire key personnel; our ability to produce innovative products in response to changing market demand, particularly in the media industry; our ability to successfully accomplish our product development plans; competitive factors; history of losses; fluctuations in our revenue, based on, among other things, our performance and risks in particular geographies or markets; our higher indebtedness and ability to service it and meet the obligations thereunder; restrictions in our credit facilities; our move to a subscription model and related effect on our revenues and ability to predict future revenues; elongated sales cycles; fluctuations in foreign currency exchange rates; seasonal factors; adverse changes in economic conditions; variances in our revenue backlog and the realization thereof; the identified material weaknesses in our internal control over financial reporting; the previously disclosed SEC and Department of Justice inquiries; and the possibility of further legal proceedings adverse to our company. Moreover, the business may be adversely affected by future legislative, regulatory or changes, including tax law changes, as well as other economic, business and/or competitive factors. The risks included above are not exhaustive. Other factors that could adversely affect our business and prospects are described in the filings made by our company with the SEC. We expressly disclaim any obligation or undertaking to update or revise any forward-looking statements whether as a result of new information, future events or otherwise. Avid includes non-GAAP financial measures in this presentation, including adjusted EBITDA, adjusted free cash flow, non-GAAP operating income, non-GAAP gross margin and Non-GAAP operating expense. The Company also includes the operational metric of bookings and revenue backlog in this presentation. For an explanation of these metrics and measures and a reconciliations to the Company's comparable GAAP financial measures please see our previous filings with the SEC, including our current report on Form 8-K filed on August 10, 2015. As there is no industry standard definition of bookings, revenue backlog, our reported bookings and revenue backlog may not be comparable with other companies. Additional information on our revenue backlog can be found in the section called “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Form 10-K for fiscal year ended December 31, 2014 and Form 10-Q for the quarter ended June 30, 2015 filed with the SEC.

3 Avid’s heritage began with digital editing and mixing with some of the world’s best loved creative tools which defined an industry… Avid is… A premier provider of technology solutions to create, manage, distribute, and monetize media content ... But the industry evolved as more of the workflow became digitized creating distribution and monetization issues for our customers … …Avid initially refused to make that shift, staying stubbornly siloed in the creative suite… …now Avid Everywhere empowers our customers by connecting a creative idea with its expression and consumption as a monetized media asset.

4 Strong Position in High-Growth Markets With Attractive Economics Proven and Trusted Provider of High-value Media Solutions  Relationship across every major media segment  Participate across media workflow from creation to distribution Global Distribution Network and Market Presence Large and Growing Market in Midst of Dramatic Change Avid Transformation on Track Experienced Management Team Progress on Transformation with Large Opportunity Ahead  Emotionally engaged client community  Integrated, open and flexible approach lowers cost  Presence in over 140 countries with broad reseller network  All major film studios are customers  $54B market with accessible high growth segments  Digitization and consumerization pressuring traditional operating models  Acceleration of higher margin, higher growth products  Reduced operating costs with continued opportunity  Reversed bookings decline and improved profitability  Deep industry and turn-around experience  ~ 80% of International News and US Station Groups  ~ 70% of commercial music use Avid products  Fusing of creative and monetization processes  Heavily fragmented vendor market  Focus on cross-selling and penetrating Tier 3 market  Strong shift to recurring revenue & ability to generate strong cash flow  Completed complex restatement  On track to meet financial targets

5 Perform better in the markets we serve today Address higher growth areas in current markets Address higher long-term growth areas and increase relevance Phase 1 Phase 2 Phase 3 3 Phase Transformational Approach Growth Cost Culture New management team performed broad and deep analysis of industry to evaluate how to best leverage strengths towards succeeding in evolving digital media marketplace

6  Increased community engagement  Improved return on investment  Greater market alignment  Productive outlet for energy The Avid Advantage  Faster new product introduction  Improved cross selling  Participate in higher growth areas  Lower cost deployment  Scale to all segments  Improved service model  More efficient and targeted delivery  Increase revenue  Improve relationships Transformational Pillars Customer Association

7 Collaborate Everywhere Create High-quality Content Maximize Asset value Distribute Across channels and devices Ensure Efficiency New Reality of Media Content Creation Process

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9 Create Monetize Ingest & Tagging Reformat & Repurpose Protection & Security Storage & Indexing Rapidly Evolving Industry Dynamics

10 Collaboration Media Services System Administration Connectivity Toolkit Resolution Independence Orchestration Engine Metadata Management Security Services Video Engine Graphics Engine  Search across your entire network  Media access and playback on any device  Tie third parties into the workflow  Platform level connection for end-to-end integration  Cross sell of partner solutions  Work on-prem or remotely  Projects and media always stay in sync  Workflow and process automation  Flexible resource allocation  Content protection  User authentication and policy-based access  Centralized system configuration, management and monitoring  Work with any resolution  Fluidly scale playback to bandwidth available  Persistence of metadata across apps  Dynamic data model for changing needs  Real time video encoding and decoding  Scalable, highly responsive and flexible  Foundation for real-time graphics solutions  Reliable, modular, high- performance graphics rendering Common Services and Engines

11 Avid Everywhere

Common Platform Drives Workflow Efficiencies


MediaCentral | UX
iOS
3G/4G
Public Marketplace
Private Marketplace
Artist Suite
Graphics Authoring
Video (NLE)
Audio (DAW)
Notation & Scoring
Pro Mixing
Live Sound
Studio Suite
Broadcast Graphics
Replay Servers
Sports Enhancement
Virtual Studio
Augmented Reality
Video Wall Control
Media Suite
Asset Management
Workflow Management
Newsroom Management
Social Media Management
Channel Branding & Playout
Multiplatform Distribution
Storage Suite
Storage Ingest & Playout
Workgroup Storage
Enterprise Storage
Nearline Storage
Media Services
Connectivity Toolkit
Orchestration Engine
User Administration & Configuration
Avid MediaCentral Platform
Avid Global Services

Growth

Cost

Common platform designed to lower development costs & increase speed to market

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13 Growth Cost Anchor products provide strong cross sale opportunities across workflow Designed for Cross Sales Growth Opportunities Notation & Scoring Pro Mixing Live Sound Graphics Authoring Audio (DAW) Video (NLE) Newsroom Management Channel Branding & Playout Asset Management Workflow Management Multiplatform Distribution Social Media Management Workgroup Storage Nearline Storage Storage Ingest & Playout Artist Suite Studio Suite Media Suite Storage Suite Virtual Studio Augmented Reality Video Wall Control Broadcast Graphics Sports Enhancement Replay Servers Notation & Scoring Pro Mixing Audio (DAW) Video (NLE) Asset Management Workgroup Storage Artist Suite Studio Suite Media Suite it

14 Connectivity Toolkit allows for cross sale of partners solutions Scalable up and down market through flexible pricing and deployment Platform for Market Expansion Growth Cost Enterprise Channel Indie Professionals Notation & Scoring Control Surfaces Graphics Creation Video (NLE) Audio (DAW) Remote Collaboration Asset Management Multiplatform Distribution Metadata Tagging Protection & Encryption Analytics Newsroom Management Online Storage Nearline Storage Ingest & Playout

15 User Flexibility & Choice d e p l o y m e n t p u r c h a s i n g Public Cloud Private Cloud On Premise Perpetual Floating Subscription Scalable up and down market through flexible pricing and deployment

16 Transitioning to Recurring Revenue Model  Launched Subscription Models with Monthly & Annual options  Media Composer 8 (May 2014)  Pro Tools 12 (Jan 2015)  Sibelius 7.5  Multi-year Service Contracts Shift to Recurring Revenue Model Expected to Provide Revenue Stability and Predictability

17 Customer Tiers, Segments and Routes to Market  Media Companies (Traditional & New Media)  Film & TV Studios  Music Labels  Commercial Broadcast & Cable Networks  Public / National Broadcasters  Major Station Groups  Network Operators  Local & Regional Broadcasters  TV & Film and Audio Post Facilities  Music Recording Studios  Rental / Touring / Staging  Education / Gov’t / Corp. / Religion  Indie Videographer  Musicians / Bands  Indie Audio Professional  Students  Aspiring Individuals Large Media Enterprises Businesses & Institutions Individual Creatives Tiers Market Sub-Tiers Route to Market Broadcast & Media Professional Audio Professional Video Segments

18  Launch new products and pricing/packaging models  Digital strategy  Reseller strategy  Cross sell and up sell  New product adoption  Improved account management  Optimize channel networks  Reseller productivity  Cross sell and up sell Large Media Enterprises Businesses & Institutions Individual Creatives INCREASE GROWTH Addressable Market Opportunity $2.8 billion $3.1 billion $1.8 billion

19 Large Media Enterprises Businesses & Institutions Individual Creatives INCREASE GROWTH MANAGE COSTS  Process improvement  Indirect cost control  Facilities rationalization  Talent alignment  Culture

Avid Transformation Update

Shifting To Recurring Revenue Model

We believe we are roughly one-half through the transformation

Financial Stabilization, Strategic Planning & Execution

2013 & 2014

- Market assessment and 3 pronged strategy developed
- Launched Avid Everywhere, Avid Advantage, Avid Customer Association
- Introduced new products & de-emphasized lower margin products
- Stabilized bookings decline
- Initial cost takeout begins
- Restatement completed

Accelerating Improvement & Continued Investment

2015

- Initial impact of cost efforts, stabilized bookings, higher margins
- Next phase of cost optimization – labor arbitrage and facility rationalization
- Launched customer tier alignment & investment in digital strategy
- Continuing the transition to recurring revenue model
- Launched higher margin & growth products
- Began investment cycle

2016

Expectations for 2016:

- Benefits of more complete cost structure
- Launch of next phase of new growth products
- Optimize customer tier go to market model
- Accelerate transition to recurring revenue model
- Execute on remaining cost actions
- Complete investment cycle

Transformation Expected to be Completed: Sustained Growth

2017 & Beyond

Expectations for 2017 & Beyond:

- Growth engines fully operating
- Above market growth rates
- Higher mix of recurring revenue
- Cost structure aligned
- Pre-2011 deferred revenue run off ends
- Migration toward enterprise software level EBITDA margins

Dramatic Operating & Financial Transformation Underway

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21 Performance Update

22 Financial Conversion of Strategy 3-pronged approach to convert strategic vision to a financial expression of sustainable EBITDA growth with higher free cash flow conversion…  Stabilize bookings, improve visibility and sell more profitably  Shift to higher growth areas of value chain  Lower operating costs

23 Progress Through Q2 2015 Stabilize bookings, improve visibility and sell more profitably  Reversed prolonged trend of annual bookings decline  Post-2010 Revenue backlog up over $100M or 28% since December 2013  Transitioning through the shift to a more recurring revenue model Shift to higher growth areas of value chain  Platform approach allows extension to higher growth segment of value chain  Media Central platform licenses have increased almost 70% in last year  Acquisition of Orad includes products to address high growth Live and Sports segments Lower operating costs  LTM operating costs through June 2015 down over $26M or 9% since 2012  Labor arbitrage savings project accelerating driving future cost savings visibility  Identified $5M of cost synergies from Orad acquisition

Recent Growth Trends

Shift to recurring revenue model



Bookings $M
$175
$150
$125
$100
$75
35%
30%
25%
20%
15%
10%
5%
0%
% Total
LTM CS & Subcription as % Total
LTM CS & Subcription Bookings
Q4'13
Q1'14
Q2'14
Q3'14
Q4'14
Q1'15
Q2'15

Subscribers



14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
June
July

MediaCentral Users



30,000
25,000
20,000
15,000
10,000
5,000
0
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14
Q2'14
Q3'14
Q4'14
Q1'15
Q2'15

Growing Revenue Backlog[1]



In $M
$550
$500
$450
$400
$350
$300
Dec'13
Mar'14
Jun'14
Sep'14
Dec'14
Mar'15
Jun'15

(1) Figures reflect revenue backlog generated after 2010.

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25 10% 12% 14% 16% $0 $20 $40 $60 $80 $100 2013 2014 2015 Guidance Adj EBITDA % Revenue Non-GAAP Gross Margin & OpEx Adjusted EBITDA 61.4% 60.7% 61.6% 50% 52% 54% 56% 58% 60% 62% 64% $250 $260 $270 $280 $290 $300 2012 2013 2014 2015 Guidance Operating Expense Gross Margin 61% to 62% Adjusted Free Cash Flow & Cash Conversion 0% 10% 20% 30% 40% 50% 60% $0 $5 $10 $15 $20 $25 $30 $35 2013 2014 2015 Guidance Free Cash Flow $ Cash Conversion % Profitability Trends ($M) $450 $475 $500 $525 $550 2012 2013 2014 2015 Guidance Bookings Note: 2015 Guidance includes impact of Orad Acquisition from June 23, 2015

26 Materially Improved Cost & Revenue Visibility Revenue $538 - $550 million 2% - 4% YoY Growth Adjusted EBITDA $74 - $80 million 13.8% - 14.5% Adjusted EBITDA Margin Adjusted FCF $12 - $20 million 16% - 25% Adjusted EBITDA Conversion Hurdles to Overcome  Macro industry spending trends  Near term impact of continued shift to recurring revenue  Continued elongation of sales cycle • Expected to normalize in Q4 with normal seasonality  Increase in revenue backlog and near term visibility • Momentum from Q2 advance orders of new product expected to ship in 2H • Impact of improved business practices related to Media Composer 8 • Shift to recurring revenue  Addition of Orad product lines  Impact of cost initiatives already executed  Specifically identified growth initiatives 2015 Financial Guidance CFX Bookings $530 - $550 million 2% - 6% YoY Growth

Growth and Visibility on a Scalable Operating Model

Revenue

Bookings have hit a growth inflection point and Avid has turned on 5 key growth engines enabled by Avid Everywhere

	Direct	Reseller	Digital
Media Central platform adoption enabling cross-selling of existing product suite	✓	✓	
Expand cross-sell through natural extensions of current product suite	✓	✓	
Sell new products beyond our traditional workflows all the way to consumption	✓	✓	
Sell third-party products via the connectivity toolkit and AppStore by leveraging Media Central Platform	✓	✓	✓
Enter the Tier III market aggressively via cloud subscription and marketplace		✓	✓

Costs

Focus on a leaner, more directed cost structure enabled by common platform architecture

- Align resources to support growth engines
- Product rationalization
- Indirect procurement
- Indirect procurement
- Labor arbitrage and facility rationalization
- Clear focus on ROI supported investments

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